UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                  000-50962                59-3764686
          --------                 ---------                ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFCIERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

              On May 18, 2007, Atlantic Coast Federal Corporation (the "Company") finalized the previously announced transition in the position of Chief Financial Officer, as Dawna Miller, age 40, assumed the responsibilities of Chief Financial Officer of Atlantic Coast Federal Corporation in addition to those of Chief Financial Officer of Atlantic Coast Bank. She succeeds Jon C. Parker, Sr. who becomes the Chief Administrative Officer of the Company with oversight of asset and liability management, review of potential acquisitions and other matters. Ms. Miller, a certified public accountant, has worked as an independent business consultant in the Jacksonville, Florida area since 2005. Previously from 2002 to 2005, she served as Vice President and Controller of National Americas Investment, Inc. and Vice President of MSRA Holdings, Inc., units of the National Australia Bank Limited.

              The Company announced the completion of this transition in a press release dated May 18, 2007, the full text of which is set forth in Exhibit 99.1.


ITEM 8.01. OTHER EVENTS.

              In the press release dated May 18, 2007, the Company also announced voting results for the annual meeting of stockholders. At the meeting, stockholders elected Charles E. Martin, Jr., Thomas F. Beeckler, and Forrest W. Sweat, Jr. to serve three-year terms ending with the 2010 annual meeting. Stockholders also ratified the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2007. The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

              99.1        Press Release dated May 18, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLANTIC COAST FEDERAL CORPORATION


Date:  May 21, 2007             By:  /s/   Robert J. Larison, Jr.
                                     -------------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibit(s)
------           -------------------------

 99.1            Copy of press release issued by the Company on May 18, 2007.